Exhibit 99.2

Goodrich Corporation First Quarter 2005 Results April 28, 2005

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 Joint Strike Fighter and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's April 28, 2005 First Quarter 2005 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Recent Significant Developments First quarter 2005 results, compared to first quarter 2004 Sales grew 10 percent, with increases in all market channels and for all reportable segments Net income per diluted share grew 21 percent, compared to first quarter 2004 results Net income per diluted share from continuing operations grew 81 percent, compared to first quarter 2004 results 2005 outlook Sales outlook increased to $5.1 - $5.2 billion, compared to prior outlook of $5.0 - $5.1 billion Net income per diluted share outlook increased to $1.80 - $1.95, compared to prior expectations of $1.60 - $1.80 Other items Sold JcAIR Test Systems for $35 million Total long-term debt reduced by $100 million on April 26, 2005 Goodrich selected by Airbus to provide nacelles and thrust reversers for the A350 aircraft U.S. Marine Corps selected IMD-HUMS for use on CH-53E Super Stallion helicopters

Quarterly Sales Trends Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 GR 1157 1094 1095 1064 1130 1162 1134 1167 1262 1282 Sales ($ in Millions) Solid sales growth continues 13% growth since 3Q 2003 sales trough

(Dollars in Millions, excluding EPS) 1st Qtr 2005 1st Qtr 2004 Change Sales $1,282 $1,162 10% Segment operating income $152 $118 28% - % of Sales 11.8% 10.2% +1.6% Income - Continuing Operations - Net Income $58 $58 $31 $47 88% 23% Diluted EPS - Continuing Operations - Net Income $0.47 $0.47 $0.26 $0.39 81% 21% First Quarter 2005 - Financial Summary

First Quarter 2005 Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS First Quarter 2004 - from Continuing Operations $1,162 $31 $0.26 Increased overall volume, efficiency, mix, change in share count, other $111 $29 $0.23 Notes/Accounts receivable write-off in first quarter 2004 $5 $0.04 Increased new program development expenditures (R&D, Bid and Proposal, other) ($5) ($0.04) Foreign exchange sales and income impacts $9 ($2) ($0.02) Higher effective tax rate ($2) ($0.02) Lower net interest expense $2 $0.02 First Quarter 2005 -from Continuing Operations $1,282 $58 $0.47

First Quarter 2005 Airframe Systems Segment 1st Quarter 2005 1st Quarter 2004 Change Change Dollars in Millions 1st Quarter 2005 1st Quarter 2004 $ % Sales $443 $403 $40 10% Segment OI $28 $21 $7 32% % Sales 6.3% 5.2% N/A 1.1% Included above: Facility Closure and Headcount Reductions/Asset Impairment ($2) -- ($2) N/A Major Variances: Sales increased primarily due to: Higher landing gear commercial original equipment (OE) sales volume, Higher military and commercial aircraft wheel and brake sales volume, Higher sales of aircraft heavy maintenance services, and Favorable currency translation on non-U.S. dollar sales, primarily in actuation systems and landing gear. Segment Operating Income increased primarily due to: Favorable sales volume

A380 Actuation System Current Status Most complex and largest commercial flight control system Joint development and production by multiple Goodrich business units (Actuation Systems, Engine Control Systems, Fuel and Utility Systems, and Power Systems) Combines conventional and electro-hydraulic actuation Lighter weight, improved reliability and lower total cost Redesign/retrofit program on schedule Redesigned motor drive electronics currently in test phase Expect approved product mid-year Expect retrofit effort to be substantially completed in 2005 Evaluating potential claim against Northrop Grumman Financial impact essentially complete in 2005

First Quarter 2005 Engine Systems Segment Major Variances: Sales increased primarily due to: Higher aerostructures engine OE, U.S. military, commercial spares and maintenance, repair, and overhaul (MRO) sales volumes, Higher cargo systems commercial OE sales volume, Higher sales volume of turbine fuel engine components and turbomachinery products for U.S. military and regional aircraft applications and to the power generation market, Higher revenues from asset management arrangements with airlines for aftermarket support from customer services, and Favorable currency translation on non-U.S. dollar sales, primarily in the engine controls business. The sales increases were partially offset by decreased sales volume of military OE and aftermarket engine controls. Segment Operating Income increased primarily due to higher sales volume, and an improved aftermarket sales mix, primarily for aerostructures products. The increase in Engine Systems segment operating income was partially offset by: Increased aerostructures contract costs for certain U.S. military and commercial jet applications, and Decreased sales volume of military OE and aftermarket engine controls. 1st Quarter 2005 1st Quarter 2004 Change Change Dollars in Millions 1st Quarter 2005 1st Quarter 2004 $ % Sales $528 $498 $30 6% Segment OI $91 $74 $17 22% % Sales 17.1% 14.9% N/A +2.2% Included above: Facility Closure and Headcount Reductions/Asset Impairment -- -- N/A N/A

First Quarter 2005 Electronic Systems Segment Major Variances: Sales Higher sales volume of regional and business jet aircraft OE and aftermarket products for aircraft interior products, de-icing and specialty systems, sensor systems and power systems businesses, Higher sales volume of military OE and space sales in nearly all of the segment's business units, and Higher sales volume of commercial OE products for the aircraft interior products, sensors, fuel and utility systems, lighting systems and power systems businesses. Segment Operating Income increased proportionally with the higher sales volume described above. The increased segment operating income was partially offset by the following: An unfavorable sales mix shift from commercial and military aftermarket towards proportionately more OE sales in military, regional & business and commercial markets, and Increased investments in research and development costs for new programs that have been won. 1st Quarter 2005 1st Quarter 2004 Change Change Dollars in Millions 1st Quarter 2005 1st Quarter 2004 $ % Sales $311 $261 $50 19% Segment OI $33 $23 $10 46% % Sales 10.7% 8.8% N/A 1.9% Included above: Facility Closure and Headcount Reductions/Asset Impairment ($1) ($2) $1 N/A

Summary Cash Flow Information Item (Dollars in Millions) 1st Qtr 2005 1st Qtr 2004 Net income from continuing operations $58 $31 Depreciation and Amortization $55 $55 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($122) ($87) Other current assets and other non-current assets and liabilities, deferred income taxes and taxes payable $32 $63 Pension contributions ($3) ($13) Cash Flow from Operations* $20 $49 * Included in Cash Flow from Operations Cash Payments for Restructuring ($3) ($7) Capital Expenditures ($27) ($23)

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 12/31/2003 12/31/2004 3/31/2005 Net Debt 2893 2487 1836 1604.7 1609 Cash 146 150 378 298 286 $100 million debt redemption completed 4/26/05; expect to retire up to an additional $100 million of long-term debt during the balance of 2005 Note: See page 25 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated. Total Debt and QUIPS $3,039 Net Debt and QUIPS $2,893 Cash $146 Total Debt and QUIPS $2,215 Net Debt And QUIPS $1,837 Cash $378 Total Debt And QUIPS $2,638 Net Debt and QUIPS $2,488 Cash $150 Total Debt $1,903 Net Debt $1,605 Cash $298 Total Debt $1,896 Net Debt $1,609 Cash $286

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 8 16 7 25 7 4 27 6 First Quarter 2005 Sales by Market Channel Total Sales $1,282M Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 8% Airbus Commercial OE 16% Military & Space, OE & Aftermarket 27% Other 6% Heavy A/C Maint. 4% OE AM Balanced business mix - three major market channels, each with 1Q05 growth Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 36% Total Commercial OE 31% Total Military and Space 27%

Sales by Market Channel First Quarter 2005 Change Analysis Market Channel Primary Market Drivers Actual GR Change Comparisons Actual GR Change Comparisons Market Channel Primary Market Drivers 1st Quarter 2005 vs. 1st Quarter 2004 1st Quarter 2005 vs. 4th Quarter 2004 Military and Space - OE and Aftermarket US, UK Defense Budgets 5% (11%) Boeing and Airbus - OE Production Aircraft Deliveries 6% 7% Regional, Business & General Aviation - OE Aircraft Deliveries 26% 14% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 11% 4% Heavy Airframe Maintenance Aircraft aging, Parked Fleet 54% 54% Other Various 14% (1%) Goodrich Total Sales 10% 2%

Outlook

Expectations for Goodrich 2005 Sales Sales by Market Channel 2004 Sales Mix Average Growth Average Growth Sales by Market Channel 2004 Sales Mix 1st Quarter 2005 vs. 1st Quarter 2004 2005 Expected Change from 2004 Military and Space - OE and Aftermarket 30% 5% 5% - 6% Boeing and Airbus - OE Production 23% 6% >15% Regional, Business & General Aviation - OE 6% 26% >10% Aftermarket - Large Commercial and Regional, Business and GA 32% 11% Approx. 6% Heavy Airframe Maintenance 3% 54% >10% Other 6% 14% Approx. 10% Goodrich Total Sales $4.7B 10% 8% - 10%

2005 Outlook P&L Summary ($M) Actual 2004 Estimate 2005 B/(W) Sales $4.725B $5.1-5.2B +8 - 10% Segment Income $493 $585-615 +19 - 25% Margin % 10.4% 11.5-11.8% +1.1 - 1.4% Net Income - Continuing Operations $156 $206-225 +32 - 44% - Reported $172 $220-239 +28 - 39% EPS (Diluted) - Continuing Operations $1.30 $1.69-1.84 +30 - 42% - Reported $1.43 $1.80-1.95 +26 - 36% Shares Outstanding 120.3M ~ 122.5M ~ 2% Note: The current earnings and cash flow from operations outlook for 2005 does not include resolution of the previously disclosed Rohr and Coltec tax litigation or divestitures other than the JcAIR Test Systems business.

2005 Outlook Foreign Exchange Considerations Goodrich foreign currency exposure Approx. 85-90% of sales in US dollars Approx. 70-75% of pre-tax costs in US dollars Euro, Pound and Canadian $ represent >98% of exposure Exposure increased with Aeronautical Systems acquisition due to significant European manufacturing presence Goodrich 2005 exposure Currently hedged on more than 90% of 2005 expected exposure Unhedged portion subject to FX rate fluctuations until hedged or realized Expect $20 - 25 million negative impact to pre-tax income, versus 2004 - included in current outlook Active programs to reduce net exposure (outsourcing, contract terms)

Goodrich - Culture Highest levels of integrity Entrepreneurial, fast moving and empowered Key functions recently aligned at enterprise level to leverage size, capabilities Experienced, stable management team Accountability Customer focus Technology leadership

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Military Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich - Strategic Imperatives

What Investors Should Expect from Goodrich in 2005 Key focus in 2005 - operational excellence and margin improvement Complete redesign effort, and substantially complete the retrofit, for A380 actuators Focused on the business "Blocking and Tackling" Cash flow Margin improvement Working capital management Cost reduction New product development Continue investing in new products and systems Continue to reduce leverage Target up to $200 million debt retirement Transparency of financial results and disclosure

Debt Retirement Reconciliation

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.